CYBEX

CAMDEN
Living Excellence

# 3Q14 Earnings Release & Supplemental Information

Camden South Capitol (JV) ● Washington, DC
Year Built 2013 ● 276 Apartment Homes
93% Occupied – October 26, 2014

Investor Relations Contact
Kim Callahan ● (713) 354-2549

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● www.camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES
THIRD QUARTER 2014 OPERATING RESULTS

Houston, TEXAS (October 30, 2014) - Camden Property Trust (NYSE: CPT) today announced operating results for the three and nine months ended September 30, 2014.

Funds from Operations (“FFO”)
FFO for the third quarter of 2014 totaled $1.09 per diluted share or $98.7 million, as compared to $1.04 per diluted share or $93.3 million for the same period in 2013. FFO for the three months ended September 30, 2014 included a $1.8 million or $0.02 per diluted share gain on sale of land. FFO for the three months ended September 30, 2013 included a $1.2 million or $0.01 per diluted share impact from a promoted equity interest related to the sale of joint venture properties.

FFO for the nine months ended September 30, 2014 totaled $3.19 per diluted share or $287.7 million, as compared to $3.03 per diluted share or $271.4 million for the same period in 2013. FFO for the nine months ended September 30, 2014 included a $2.5 million or $0.03 per diluted share net gain on sale of land holdings. FFO for the nine months ended September 30, 2013 included: a $5.0 million or $0.06 per diluted share impact from a promoted equity interest related to the sale of joint venture properties; a $1.0 million or $0.01 per diluted share impact from non-recurring fee income; a $0.6 million or $0.01 per diluted share charge related to executive separation costs; and a $0.7 million or $0.01 per diluted share gain on sale of undeveloped land.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported EPS of $38.3 million or $0.43 per diluted share for the third quarter of 2014, as compared to $70.7 million or $0.79 per diluted share for the same period in 2013. EPS for the three months ended September 30, 2014 included a $1.8 million or $0.02 per diluted share gain on sale of land. EPS for the three months ended September 30, 2013 included a $34.4 million or $0.39 per diluted share gain on sale of discontinued operations, and a $1.2 million or $0.01 per diluted share impact from a promoted equity interest related to the sale of joint venture properties.

For the nine months ended September 30, 2014, the Company reported EPS of $113.6 million or $1.28 per diluted share, as compared to $206.4 million or $2.34 per diluted share for the same period in 2013. EPS for the nine months ended September 30, 2014 included a $3.6 million or $0.04 per diluted share gain on sale of unconsolidated joint venture properties, and a $2.5 million or $0.03 per diluted share net gain on sale of land holdings. EPS for the nine months ended September 30, 2013 included: a $91.1 million or $1.03 per diluted share gain on sale of discontinued operations; a $13.0 million or $0.15 per diluted share gain on sale of unconsolidated joint venture properties; a $5.0 million or $0.06 per diluted share impact from a promoted equity interest related to the sale of joint venture properties; a $1.0 million or $0.01 per diluted share impact from nonrecurring fee income; a $0.6 million or $0.01 per diluted share charge related to executive separation costs; and a $0.7 million or $0.01 per diluted share gain on sale of undeveloped land.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 47,916 apartment homes included in consolidated same property results, third quarter 2014 same property net operating income (“NOI”) increased 4.1% compared to the third quarter of 2013, with revenues increasing 4.6% and expenses increasing 5.5%. On a sequential basis, third quarter 2014 same property NOI increased 0.8% compared to the second quarter of 2014, with revenues increasing 1.8% and expenses increasing 3.5% compared to the prior quarter. On a year-to-date basis, 2014 same property NOI increased 5.2%, with revenues increasing 4.6% and expenses increasing 3.7% compared to the same period in 2013. Same property physical occupancy levels for the portfolio averaged 96.1% during the third quarter of 2014, compared to 95.7% in the second quarter of 2014 and 95.3% in the third quarter of 2013.

The Company defines same property communities as communities owned and stabilized since January 1, 2013. A reconciliation of net income to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Acquisition/Disposition Activity
During the third quarter Camden sold approximately 2.4 acres of undeveloped land adjacent to an operating community in Dallas, TX for $0.8 million, and 19.2 acres of undeveloped land adjacent to an operating community in Houston, TX for $8.3 million, recognizing a gain on sale of $1.8 million.

Subsequent to quarter-end, the Company acquired Camden Fourth Ward, a 276-home apartment community located in Atlanta, GA, for approximately $62.6 million.

Development Activity
Construction and lease-up were completed during the quarter at Camden Miramar Phase IXB in Corpus Christi, TX, an $8 million 75-unit expansion of an existing community. Lease-up continued during the quarter at seven wholly-owned development communities: Camden NoMa, a $102 million project with 321 apartment homes in Washington, DC which is currently 89% leased; Camden Boca Raton, a $54 million project with 261 apartment homes in Boca Raton, FL which is 38% leased; Camden La Frontera, a $36 million project with 300 apartment homes in Round Rock, TX which is 32% leased; Camden Foothills, a $50 million project with 220 apartment homes in Scottsdale, AZ which is 29% leased; Camden Flatirons, a $78 million project with 424 apartment homes in Denver, CO which is 24% leased; Camden Lamar Heights, a $47 million project with 314 apartment homes in Austin, TX which is 26% leased; and Camden Paces, a $110 million project with 379 apartment homes in Atlanta, GA which is 13% leased.

Construction continued at six additional wholly-owned development communities: Camden Hayden in Tempe, AZ, a $48 million project with 234 apartment homes; Camden Glendale in Glendale, CA, a $115 million project with 303 apartment homes; Camden Gallery in Charlotte, NC, a $58 million project with 323 apartment homes; Camden Victory Park in Dallas, TX, an $82 million project with 423 apartment homes; Camden Chandler in Chandler, AZ, a $75 million project with 380 apartment homes; and The Camden in Los Angeles, CA, a $145 million project with 287 apartment homes. Construction also continued at Camden Southline in Charlotte, NC, a $48 million joint venture project with 266 apartment homes.

Equity Issuance
During the third quarter, Camden issued 688,329 common shares through its at-the-market (“ATM”) share offering program at an average price of $74.60 per share, for total net consideration of approximately $50.5 million. No additional shares were sold subsequent to quarter-end.

Earnings Guidance
Camden updated its FFO earnings guidance for 2014 based on its current and expected views of the apartment market and general economic conditions. Full-year 2014 FFO is expected to be $4.27 to $4.31 per diluted share, and full-year 2014 EPS is expected to be $1.67 to $1.71 per diluted share. Fourth quarter 2014 earnings guidance is $1.08 to $1.12 per diluted share for FFO and $0.40 to $0.44 per diluted share for EPS. Guidance for EPS excludes future gains on real estate transactions.

The Company’s 2014 earnings guidance is based on projections of same property revenue growth between 4.4% and 4.6%, expense growth between 3.6% and 4.0%, and NOI growth between 4.75% and 5.05%.

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2014 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, October 31, 2014 at 11:00 a.m. Central Time to review its third quarter 2014 results and discuss its outlook for future performance. To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 2281122, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Upcoming Conferences
Camden is scheduled to participate in REITWorld® 2014, NAREIT's Annual Convention in Atlanta, GA on November 5-7, 2014, and Barclays Annual Real Estate Conference in New York, NY on December 10, 2014. During these conferences, the Company may discuss or provide updates on its current operating environment, operating trends, development, redevelopment, acquisitions, dispositions, portfolio strategy and other business and financial matters affecting the Company. A copy of any presentation materials will be made available prior to each event in the Investor Relations section of the Company's website at camdenliving.com.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 170 properties containing 60,038 apartment homes across the United States. Upon completion of 13 properties under development, the Company’s portfolio will increase to 64,152 apartment homes in 183 properties. Camden was recently named by FORTUNE® Magazine for the seventh consecutive year as one of the “100 Best Companies to Work For” in America, ranking #11.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

Three Months Ended September 30,	Nine Months Ended September 30,
2014	2013	2014	2013
Total property revenues (a)	$213,098	$199,740	$627,519	$584,534

EBITDA	119,997	117,124	355,439	340,573

Net income attributable to common shareholders	38,283	70,720	113,591	206,368
Per share - basic	0.43	0.80	1.28	2.35
Per share - diluted	0.43	0.79	1.28	2.34

Income from continuing operations attributable to common shareholders	38,283	34,044	113,591	109,994
Per share - basic	0.43	0.38	1.28	1.24
Per share - diluted	0.43	0.38	1.28	1.23

Funds from operations	98,712	93,330	287,710	271,407
Per share - diluted	1.09	1.04	3.19	3.03

Dividends per share	0.66	0.63	1.98	1.89
Dividend payout ratio	60.6%	60.6%	62.1%	62.4%

Interest expensed	22,967	24,275	68,846	73,967
Interest capitalized	5,782	4,157	16,106	10,829
Total interest incurred	28,749	28,432	84,952	84,796

Principal amortization	1,072	1,051	3,225	3,190

Net Debt to Annualized EBITDA (b)	5.6x	5.6x	5.7	x	5.7x
Interest expense coverage ratio	5.2x	4.8x	5.2x	4.6x
Total interest coverage ratio	4.2x	4.1x	4.2x	4.0x
Fixed charge expense coverage ratio	5.0x	4.6x	4.9x	4.4x
Total fixed charge coverage ratio	4.0x	4.0x	4.0x	3.9x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.2x	3.2x	3.2x	3.2x

Same property NOI increase (c)	4.1%	5.6%	5.2%	6.2%
(# of apartment homes included)	47,916	42,005	47,916	42,005

Gross turnover of apartment homes (annualized)	73%	80%	66%	68%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	62%	70%	56%	59%

As of September 30,
2014	2013
Total assets	$5,911,976	$5,691,211
Total debt	$2,743,949	$2,665,037
Common and common equivalent shares, outstanding end of period (d)	90,885	89,779
Share price, end of period	$68.53	$61.44
Book equity value, end of period (e)	$2,811,908	$2,725,082
Market equity value, end of period (f)	$6,228,349	$5,516,022

(a) Excludes discontinued operations, if any.

(b) Net Debt is Notes Payable as reported at period end less Cash as reported at period end. Annualized EBITDA is EBITDA as reported for the period multiplied by either 4 for quarter results or 1.33 for 9 month results.

(c) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2013, excluding properties held for sale.

(d) Includes at September 30, 2014: 88,988 common shares (including 404 common share equivalents related to share awards & options), plus 1,897 common share equivalents upon the assumed conversion of non-controlling units.

(e) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(f) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
OPERATING DATA
Property revenues
Rental revenues	$184,247	$172,540	$543,649	$505,567
Other property revenues	28,851	27,200	83,870	78,967
Total property revenues	213,098	199,740	627,519	584,534

Property expenses
Property operating and maintenance	55,228	51,303	158,239	149,353
Real estate taxes	23,447	21,466	70,640	64,459
Total property expenses	78,675	72,769	228,879	213,812

Non-property income
Fee and asset management	2,131	3,096	7,301	8,817
Interest and other income	430	86	762	1,176
Income (loss) on deferred compensation plans	(765)	2,315	1,934	5,212
Total non-property income	1,796	5,497	9,997	15,205

Other expenses
Property management	5,416	5,353	17,108	16,578
Fee and asset management	1,240	1,505	3,746	4,468
General and administrative	10,331	9,993	30,410	31,377
Interest	22,967	24,275	68,846	73,967
Depreciation and amortization	59,179	54,285	174,528	158,517
Amortization of deferred financing costs	836	875	2,493	2,689
Expense (benefit) on deferred compensation plans	(765)	2,315	1,934	5,212
Total other expenses	99,204	98,601	299,065	292,808

Gain on sale of land	1,808	—	3,609	698
Impairment associated with land holdings	—	—	(1,152)	—
Equity in income of joint ventures	863	1,926	5,889	20,658
Income from continuing operations before income taxes	39,686	35,793	117,918	114,475
Income tax expense	(353)	(720)	(1,228)	(1,587)
Income from continuing operations	39,333	35,073	116,690	112,888
Income from discontinued operations	—	2,319	—	7,225
Gain on sale of discontinued operations, net of tax	—	34,410	—	91,059
Net income	39,333	71,802	116,690	211,172
Less income allocated to non-controlling interests from continuing operations	(1,050)	(1,029)	(3,099)	(2,894)
Less income, including gain on sale, allocated to non-controlling interests from discontinued operations	—	(53)	—	(1,910)
Net income attributable to common shareholders	$38,283	$70,720	$113,591	$206,368

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$39,333	$71,802	$116,690	$211,172
Other comprehensive income
Unrealized loss on cash flow hedging activities	(417)	—	(417)	—
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligations	20	14	49	41
Comprehensive income	38,936	71,816	116,322	211,213
Less income allocated to non-controlling interests from continuing operations	(1,050)	(1,029)	(3,099)	(2,894)
Less income, including gain on sale, allocated to non-controlling interests from discontinued operations	—	(53)	—	(1,910)
Comprehensive income attributable to common shareholders	$37,886	$70,734	$113,223	$206,409

PER SHARE DATA
Total earnings per common share -- basic	$0.43	$0.80	$1.28	$2.35
Total earnings per common share -- diluted	0.43	0.79	1.28	2.34
Earnings per common share from continuing operations -- basic	0.43	0.38	1.28	1.24
Earnings per common share from continuing operations -- diluted	0.43	0.38	1.28	1.23

Weighted average number of common shares outstanding:
Basic	88,146	87,449	87,882	87,117
Diluted	89,353	88,716	89,052	88,429

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$38,283	$70,720	$113,591	$206,368
Real estate depreciation from continuing operations	58,039	53,040	170,606	154,954
Real estate depreciation from discontinued operations	—	1,503	—	5,056
Adjustments for unconsolidated joint ventures	1,340	1,395	3,980	4,316
Income allocated to units convertible into common shares	1,050	1,082	3,099	4,804
Gain on sale of unconsolidated joint venture property	—	—	(3,566)	(13,032)
Gain on sale of discontinued operations	—	(34,410)	—	(91,059)
Funds from operations - diluted	$98,712	$93,330	$287,710	$271,407

PER SHARE DATA
Funds from operations - diluted	$1.09	$1.04	$3.19	$3.03
Distributions declared per common share	0.66	0.63	1.98	1.89

Weighted average number of common shares outstanding:
FFO - diluted	90,439	89,802	90,138	89,515

PROPERTY DATA
Total operating properties (end of period) (a)	170	180	170	180
Total operating apartment homes in operating properties (end of period) (a)	60,038	62,634	60,038	62,634
Total operating apartment homes (weighted average)	52,964	54,517	52,778	54,338
Total operating apartment homes - excluding discontinued operations (weighted average)	52,964	51,888	52,778	51,469

(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEET
(In thousands)

(Unaudited)

	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
ASSETS
Real estate assets, at cost
Land	$997,349	$985,444	$978,770	$969,711	$967,121
Buildings and improvements	5,894,453	5,762,428	5,691,619	5,629,904	5,596,754
	6,891,802	6,747,872	6,670,389	6,599,615	6,563,875
Accumulated depreciation	(1,813,124)	(1,755,086)	(1,698,724)	(1,643,713)	(1,619,325)
Net operating real estate assets	5,078,678	4,992,786	4,971,665	4,955,902	4,944,550
Properties under development, including land	576,269	599,139	515,141	472,566	438,968
Investments in joint ventures	35,180	36,167	36,719	42,155	43,338
Properties held for sale	—	—	—	—	58,765
Total real estate assets	5,690,127	5,628,092	5,523,525	5,470,623	5,485,621
Accounts receivable – affiliates	25,954	26,501	26,145	27,724	27,474
Other assets, net (a)	123,999	114,002	107,862	109,401	112,520
Cash and cash equivalents	66,127	16,069	16,768	17,794	4,707
Restricted cash	5,769	5,424	5,549	6,599	60,889
Total assets	$5,911,976	$5,790,088	$5,679,849	$5,632,141	$5,691,211

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,837,621	$1,769,287	$1,649,041	$1,588,798	$1,721,998
Secured	906,328	930,952	940,881	941,968	943,039
Accounts payable and accrued expenses	147,255	122,307	124,981	113,307	124,336
Accrued real estate taxes	54,369	40,232	21,922	35,648	50,247
Distributions payable	60,265	59,770	59,728	56,787	56,793
Other liabilities (b)	94,230	90,944	88,693	88,272	69,716
Total liabilities	3,100,068	3,013,492	2,885,246	2,824,780	2,966,129

Commitments and contingencies
Non-qualified deferred compensation share awards	60,363	61,727	55,498	47,180	47,092

Equity
Common shares of beneficial interest	974	967	966	967	967
Additional paid-in capital	3,649,750	3,595,315	3,593,633	3,596,069	3,595,536
Distributions in excess of net income attributable to common shareholders	(568,142)	(550,050)	(523,321)	(494,167)	(571,935)
Treasury shares, at cost	(397,497)	(398,474)	(399,510)	(410,227)	(410,309)
Accumulated other comprehensive loss (c)	(1,474)	(1,077)	(1,091)	(1,106)	(1,021)
Total common equity	2,683,611	2,646,681	2,670,677	2,691,536	2,613,238
Non-controlling interests	67,934	68,188	68,428	68,645	64,752
Total equity	2,751,545	2,714,869	2,739,105	2,760,181	2,677,990
Total liabilities and equity	$5,911,976	$5,790,088	$5,679,849	$5,632,141	$5,691,211

(a) Includes:
net deferred charges of:	$14,361	$12,747	$13,615	$14,497	$13,243

(b) Includes:
deferred revenues of:	$1,734	$1,070	$1,786	$1,886	$1,979

(c) Represents the unrealized loss and unamortized prior service costs on post retirement obligations.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2014 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (a)	5,426	382	321	—	6,129	276	—	276	6,405
Houston, TX	4,569	1,343	—	—	5,912	2,522	—	2,522	8,434
Los Angeles/Orange County, CA	2,060	421	—	590	3,071	—	—	—	3,071
Dallas, TX	4,417	—	—	423	4,840	1,250	—	1,250	6,090
Tampa, FL	4,658	—	—	—	4,658	450	—	450	5,108
SE Florida	2,520	—	—	261	2,781	—	—	—	2,781
Las Vegas, NV	4,918	—	—	—	4,918	—	—	—	4,918
Atlanta, GA	3,117	592	—	379	4,088	234	—	234	4,322
Orlando, FL	3,238	438	—	—	3,676	300	—	300	3,976
Charlotte, NC	2,894	—	—	323	3,217	—	266	266	3,483
Raleigh, NC	2,266	438	—	—	2,704	350	—	350	3,054
Denver, CO	1,941	—	—	424	2,365	—	—	—	2,365
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	—	—	1,665
Phoenix, AZ	1,925	170	—	834	2,929	—	—	—	2,929
Austin, TX	1,670	—	—	614	2,284	1,360	—	1,360	3,644
Corpus Christi, TX	632	1,005	—	—	1,637	270	—	270	1,907
Total Portfolio	47,916	4,789	321	3,848	56,874	7,012	266	7,278	64,152

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
D.C. Metro	16.5%	16.7%	16.5%	96.1%	95.8%	95.3%	95.2%	95.5%
Houston, TX	10.2%	12.6%	13.1%	96.2%	95.9%	96.1%	96.4%	96.1%
Los Angeles/Orange County, CA	6.4%	6.7%	6.5%	96.5%	95.3%	95.9%	95.7%	95.5%
Dallas, TX	7.5%	6.8%	7.0%	95.6%	95.3%	95.1%	95.7%	95.4%
Tampa, FL	7.5%	6.7%	6.8%	95.8%	95.4%	95.6%	95.6%	95.1%
SE Florida	7.5%	7.0%	6.8%	96.6%	96.4%	96.9%	96.3%	95.5%
Las Vegas, NV	7.0%	6.3%	6.2%	95.6%	95.8%	95.0%	95.3%	95.1%
Atlanta, GA	5.7%	6.1%	6.0%	96.2%	95.4%	95.4%	95.6%	95.2%
Orlando, FL	5.4%	5.8%	5.7%	96.0%	95.7%	96.0%	95.6%	95.6%
Charlotte, NC	6.2%	5.6%	5.5%	97.7%	96.8%	97.3%	96.5%	96.6%
Raleigh, NC	3.8%	4.0%	4.1%	96.2%	95.9%	95.1%	96.0%	96.2%
Denver, CO	4.7%	4.2%	4.1%	96.3%	96.0%	94.1%	94.5%	95.4%
San Diego/Inland Empire, CA	4.2%	3.8%	3.7%	95.4%	95.2%	95.1%	95.8%	94.2%
Phoenix, AZ	3.5%	3.5%	3.5%	95.7%	93.8%	94.9%	95.5%	92.6%
Austin, TX	2.7%	2.4%	2.7%	96.3%	95.3%	95.9%	96.2%	95.8%
Corpus Christi, TX	1.2%	1.8%	1.8%	96.2%	95.3%	94.7%	95.1%	95.9%
Total Portfolio	100.0%	100.0%	100.0%	96.1%	95.6%	95.6%	95.7%	95.4%

(b) Operating communities represent all fully-consolidated communities at period end, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2014	2013	Change	2014	2013	Change
"Same Property" Communities (a)	47,916	$190,758	$182,321	$8,437	$562,598	$537,723	$24,875
Non-"Same Property" Communities (b)	4,789	19,134	16,034	3,100	58,645	42,129	16,516
Development and Lease-Up Communities (c)	4,169	2,158	—	2,158	2,930	—	2,930
Other (d)	—	1,048	1,385	(337)	3,346	4,682	(1,336)
Total Property Revenues	56,874	$213,098	$199,740	$13,358	$627,519	$584,534	$42,985

Property Expenses
"Same Property" Communities (a)	47,916	$69,776	$66,120	$3,656	$202,997	$195,735	$7,262
Non-"Same Property" Communities (b)	4,789	7,663	6,022	1,641	22,922	15,805	7,117
Development and Lease-Up Communities (c)	4,169	742	—	742	1,331	—	1,331
Other (d)	—	494	627	(133)	1,629	2,272	(643)
Total Property Expenses	56,874	$78,675	$72,769	$5,906	$228,879	$213,812	$15,067

Property Net Operating Income
"Same Property" Communities (a)	47,916	$120,982	$116,201	$4,781	$359,601	$341,988	$17,613
Non-"Same Property" Communities (b)	4,789	11,471	10,012	1,459	35,723	26,324	9,399
Development and Lease-Up Communities (c)	4,169	1,416	—	1,416	1,599	—	1,599
Other (d)	—	554	758	(204)	1,717	2,410	(693)
Total Property Net Operating Income	56,874	$134,423	$126,971	$7,452	$398,640	$370,722	$27,918

Income from Discontinued Operations (e)	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Property revenues	$—	$6,671	$—	$21,490
Property expenses	—	(2,849)	—	(9,209)
Property net operating income	$—	$3,822	$—	$12,281
Depreciation and amortization	—	(1,503)	—	(5,056)
Gain on sale of discontinued operations, net of tax	—	34,410	—	91,059
Income, including gain on sale, allocated to non-controlling interests	—	(53)	—	(1,910)
Income attributable to common shareholders	$—	$36,676	$—	$96,374

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2013. Discontinued operations, including properties held for sale, are excluded from the above results.

(c) Development and Lease-Up Communities are non-stabilized communities we have acquired or developed since January 1, 2013. Discontinued operations, including properties held for sale, are excluded from the above results.

(d) "Other" includes results from non-multifamily rental properties, above/below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.

(e) Represents operating results for communities disposed of during 2013, of which Camden has no continuing involvement.

CAMDEN	"SAME PROPERTY"
THIRD QUARTER COMPARISONS
September 30, 2014
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	3Q14	3Q13	Growth	3Q14	3Q13	Growth	3Q14	3Q13	Growth
D.C. Metro	$29,122	$28,789	1.2%	$9,139	$8,552	6.9%	$19,983	$20,237	(1.3)%
Houston, TX	19,706	18,524	6.4%	7,295	6,774	7.7%	12,411	11,750	5.6%
Los Angeles/Orange County, CA	11,706	11,210	4.4%	3,937	3,708	6.2%	7,769	7,502	3.6%
Dallas, TX	15,409	14,741	4.5%	6,324	6,284	0.6%	9,085	8,457	7.4%
Tampa, FL	15,139	14,621	3.5%	6,116	5,920	3.3%	9,023	8,701	3.7%
SE Florida	13,845	13,158	5.2%	4,742	4,789	(1.0)%	9,103	8,369	8.8%
Las Vegas, NV	13,577	13,156	3.2%	5,089	4,988	2.0%	8,488	8,168	3.9%
Atlanta, GA	11,335	10,423	8.7%	4,478	4,034	11.0%	6,857	6,389	7.3%
Orlando, FL	10,957	10,571	3.7%	4,386	4,142	5.9%	6,571	6,429	2.2%
Charlotte, NC	11,180	10,534	6.1%	3,732	3,519	6.1%	7,448	7,015	6.2%
Raleigh, NC	7,254	6,993	3.7%	2,624	2,350	11.7%	4,630	4,643	(0.3)%
Denver, CO	8,257	7,731	6.8%	2,611	2,371	10.1%	5,646	5,360	5.3%
San Diego/Inland Empire, CA	8,274	7,926	4.4%	3,235	3,046	6.2%	5,039	4,880	3.3%
Phoenix, AZ	6,659	6,188	7.6%	2,411	2,256	6.9%	4,248	3,932	8.0%
Austin, TX	6,094	5,647	7.9%	2,844	2,596	9.6%	3,250	3,051	6.5%
Corpus Christi, TX	2,244	2,109	6.4%	813	791	2.8%	1,431	1,318	8.6%

Total Same Property	$190,758	$182,321	4.6%	$69,776	$66,120	5.5%	$120,982	$116,201	4.1%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	3Q14	3Q13	Growth	3Q14	3Q13	Growth
D.C. Metro	5,426	16.5%	96.2%	95.5%	0.7%	$1,651	$1,650	0.1%
Houston, TX	4,569	10.2%	96.0%	95.6%	0.4%	1,321	1,247	5.9%
Los Angeles/Orange County, CA	2,060	6.4%	96.3%	95.7%	0.6%	1,788	1,713	4.4%
Dallas, TX	4,417	7.5%	95.7%	95.2%	0.5%	1,061	1,019	4.1%
Tampa, FL	4,658	7.5%	95.7%	95.0%	0.7%	944	915	3.2%
SE Florida	2,520	7.5%	96.6%	95.4%	1.2%	1,708	1,630	4.8%
Las Vegas, NV	4,918	7.0%	95.6%	95.1%	0.5%	812	787	3.2%
Atlanta, GA	3,117	5.7%	96.3%	95.0%	1.3%	1,089	1,005	8.4%
Orlando, FL	3,238	5.4%	96.0%	95.9%	0.1%	1,004	972	3.3%
Charlotte, NC	2,894	6.2%	97.7%	96.8%	0.9%	1,153	1,108	4.1%
Raleigh, NC	2,266	3.8%	96.0%	95.8%	0.2%	941	915	2.8%
Denver, CO	1,941	4.7%	96.3%	95.3%	1.0%	1,298	1,225	6.0%
San Diego/Inland Empire, CA	1,665	4.2%	95.4%	94.1%	1.3%	1,577	1,527	3.3%
Phoenix, AZ	1,925	3.5%	95.6%	92.2%	3.4%	1,036	1,004	3.2%
Austin, TX	1,670	2.7%	96.0%	95.2%	0.8%	1,071	1,010	6.0%
Corpus Christi, TX	632	1.2%	96.7%	96.2%	0.5%	1,002	957	4.7%

Total Same Property	47,916	100.0%	96.1%	95.3%	0.8%	$1,205	$1,161	3.8%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
September 30, 2014
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	3Q14	2Q14	Growth	3Q14	2Q14	Growth	3Q14	2Q14	Growth
D.C. Metro	$29,122	$28,802	1.1%	$9,139	$8,924	2.4%	$19,983	$19,878	0.5%
Houston, TX	19,706	19,325	2.0%	7,295	7,437	(1.9)%	12,411	11,888	4.4%
Los Angeles/Orange County, CA	11,706	11,480	2.0%	3,937	3,621	8.7%	7,769	7,859	(1.1)%
Dallas, TX	15,409	15,180	1.5%	6,324	6,251	1.2%	9,085	8,929	1.7%
Tampa, FL	15,139	14,935	1.4%	6,116	5,950	2.8%	9,023	8,985	0.4%
SE Florida	13,845	13,658	1.4%	4,742	4,681	1.3%	9,103	8,977	1.4%
Las Vegas, NV	13,577	13,351	1.7%	5,089	4,852	4.9%	8,488	8,499	(0.1)%
Atlanta, GA	11,335	10,978	3.3%	4,478	4,243	5.5%	6,857	6,735	1.8%
Orlando, FL	10,957	10,819	1.3%	4,386	4,128	6.3%	6,571	6,691	(1.8)%
Charlotte, NC	11,180	10,896	2.6%	3,732	3,618	3.2%	7,448	7,278	2.3%
Raleigh, NC	7,254	7,173	1.1%	2,624	2,446	7.3%	4,630	4,727	(2.1)%
Denver, CO	8,257	8,063	2.4%	2,611	2,466	5.9%	5,646	5,597	0.9%
San Diego/Inland Empire, CA	8,274	8,186	1.1%	3,235	3,074	5.2%	5,039	5,112	(1.4)%
Phoenix, AZ	6,659	6,517	2.2%	2,411	2,316	4.1%	4,248	4,201	1.1%
Austin, TX	6,094	5,850	4.2%	2,844	2,620	8.5%	3,250	3,230	0.6%
Corpus Christi, TX	2,244	2,196	2.2%	813	806	0.9%	1,431	1,390	2.9%

Total Same Property	$190,758	$187,409	1.8%	$69,776	$67,433	3.5%	$120,982	$119,976	0.8%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	3Q14	2Q14	Growth	3Q14	2Q14	Growth
D.C. Metro	5,426	16.5%	96.2%	95.8%	0.4%	$1,651	$1,644	0.4%
Houston, TX	4,569	10.2%	96.0%	95.9%	0.1%	1,321	1,299	1.7%
Los Angeles/Orange County, CA	2,060	6.4%	96.3%	95.7%	0.6%	1,788	1,756	1.8%
Dallas, TX	4,417	7.5%	95.7%	95.4%	0.3%	1,061	1,047	1.3%
Tampa, FL	4,658	7.5%	95.7%	95.4%	0.3%	944	934	1.1%
SE Florida	2,520	7.5%	96.6%	96.4%	0.2%	1,708	1,680	1.7%
Las Vegas, NV	4,918	7.0%	95.6%	95.8%	(0.2)%	812	802	1.2%
Atlanta, GA	3,117	5.7%	96.3%	95.5%	0.8%	1,089	1,054	3.3%
Orlando, FL	3,238	5.4%	96.0%	95.9%	0.1%	1,004	997	0.7%
Charlotte, NC	2,894	6.2%	97.7%	96.8%	0.9%	1,153	1,134	1.7%
Raleigh, NC	2,266	3.8%	96.0%	95.9%	0.1%	941	930	1.2%
Denver, CO	1,941	4.7%	96.3%	96.0%	0.3%	1,298	1,264	2.7%
San Diego/Inland Empire, CA	1,665	4.2%	95.4%	95.2%	0.2%	1,577	1,556	1.3%
Phoenix, AZ	1,925	3.5%	95.6%	94.1%	1.5%	1,036	1,023	1.3%
Austin, TX	1,670	2.7%	96.0%	94.9%	1.1%	1,071	1,049	2.1%
Corpus Christi, TX	632	1.2%	96.7%	95.3%	1.4%	1,002	989	1.3%

Total Same Property	47,916	100.0%	96.1%	95.7%	0.4%	$1,205	$1,188	1.4%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
September 30, 2014
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2014	2013	Growth	2014	2013	Growth	2014	2013	Growth
D.C. Metro	$86,475	$85,680	0.9%	$26,729	$25,362	5.4%	$59,746	$60,318	(0.9)%
Houston, TX	57,903	54,501	6.2%	21,908	20,584	6.4%	35,995	33,917	6.1%
Los Angeles/Orange County, CA	34,525	32,980	4.7%	11,143	10,927	2.0%	23,382	22,053	6.0%
Dallas, TX	45,467	43,260	5.1%	18,909	18,712	1.1%	26,558	24,548	8.2%
Tampa, FL	44,951	43,274	3.9%	17,967	17,602	2.1%	26,984	25,672	5.1%
SE Florida	41,032	38,989	5.2%	14,085	13,999	0.6%	26,947	24,990	7.8%
Las Vegas, NV	39,978	38,573	3.6%	14,607	14,388	1.5%	25,371	24,185	4.9%
Atlanta, GA	32,972	30,512	8.1%	12,754	11,910	7.1%	20,218	18,602	8.7%
Orlando, FL	32,486	31,187	4.2%	12,611	12,194	3.4%	19,875	18,993	4.6%
Charlotte, NC	32,803	30,930	6.1%	10,827	10,376	4.3%	21,976	20,554	6.9%
Raleigh, NC	21,412	20,586	4.0%	7,393	6,953	6.3%	14,019	13,633	2.8%
Denver, CO	24,069	22,598	6.5%	7,379	6,880	7.3%	16,690	15,718	6.2%
San Diego/Inland Empire, CA	24,518	23,360	5.0%	9,380	9,237	1.5%	15,138	14,123	7.2%
Phoenix, AZ	19,678	18,509	6.3%	6,900	6,586	4.8%	12,778	11,923	7.2%
Austin, TX	17,746	16,632	6.7%	8,025	7,717	4.0%	9,721	8,915	9.0%
Corpus Christi, TX	6,583	6,152	7.0%	2,380	2,308	3.1%	4,203	3,844	9.3%

Total Same Property	$562,598	$537,723	4.6%	$202,997	$195,735	3.7%	$359,601	$341,988	5.2%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included	Contribution (a)	2014	2013	Growth	2014	2013	Growth
D.C. Metro	5,426	16.6%	95.7%	95.5%	0.2%	$1,644	$1,640	0.2%
Houston, TX	4,569	10.0%	96.0%	96.1%	(0.1)%	1,299	1,218	6.7%
Los Angeles/Orange County, CA	2,060	6.5%	96.1%	95.7%	0.4%	1,761	1,688	4.3%
Dallas, TX	4,417	7.4%	95.4%	95.0%	0.4%	1,048	1,003	4.5%
Tampa, FL	4,658	7.5%	95.6%	95.2%	0.4%	935	903	3.5%
SE Florida	2,520	7.5%	96.6%	95.1%	1.5%	1,682	1,613	4.3%
Las Vegas, NV	4,918	7.1%	95.5%	94.4%	1.1%	802	783	2.4%
Atlanta, GA	3,117	5.6%	95.8%	95.1%	0.7%	1,057	980	7.9%
Orlando, FL	3,238	5.5%	96.0%	95.7%	0.3%	997	961	3.7%
Charlotte, NC	2,894	6.1%	97.2%	96.5%	0.7%	1,135	1,084	4.7%
Raleigh, NC	2,266	3.9%	95.6%	95.1%	0.5%	931	900	3.4%
Denver, CO	1,941	4.6%	95.5%	94.8%	0.7%	1,268	1,198	5.8%
San Diego/Inland Empire, CA	1,665	4.2%	95.2%	93.9%	1.3%	1,558	1,508	3.3%
Phoenix, AZ	1,925	3.6%	95.1%	92.6%	2.5%	1,024	1,001	2.3%
Austin, TX	1,670	2.7%	95.4%	94.7%	0.7%	1,052	993	5.9%
Corpus Christi, TX	632	1.2%	95.7%	96.0%	(0.3)%	994	928	7.1%

Total Same Property	47,916	100.0%	95.8%	95.2%	0.6%	$1,189	$1,145	3.8%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
September 30, 2014
(In thousands)

(Unaudited)

					% of Actual
					3Q14 Operating
Quarterly Comparison (a)	3Q14	3Q13	$ Change	% Change	Expenses

Property taxes	$20,561	$19,535	$1,026	5.3%	29.5%
Salaries and Benefits for On-site Employees	16,003	15,533	470	3.0%	22.9%
Utilities	15,098	14,590	508	3.5%	21.7%
Repairs and Maintenance	10,546	9,458	1,088	11.5%	15.1%
Property Insurance	3,490	3,028	462	15.3%	5.0%
Other	4,078	3,976	102	2.6%	5.8%

Total Same Property	$69,776	$66,120	$3,656	5.5%	100.0%

					% of Actual
					3Q14 Operating
Sequential Comparison (a)	3Q14	2Q14	$ Change	% Change	Expenses

Property taxes	$20,561	$20,704	($143)	(0.7)%	29.5%
Salaries and Benefits for On-site Employees	16,003	16,283	(280)	(1.7)%	22.9%
Utilities	15,098	13,830	1,268	9.2%	21.7%
Repairs and Maintenance	10,546	9,655	891	9.2%	15.1%
Property Insurance	3,490	3,019	471	15.6%	5.0%
Other	4,078	3,942	136	3.4%	5.8%

Total Same Property	$69,776	$67,433	$2,343	3.5%	100.0%

					% of Actual
					2014 Operating
Year to Date Comparison (a)	2014	2013	$ Change	% Change	Expenses

Property taxes	$61,925	$58,706	$3,219	5.5%	30.5%
Salaries and Benefits for On-site Employees	47,092	45,306	1,786	3.9%	23.2%
Utilities	42,783	41,632	1,151	2.8%	21.1%
Repairs and Maintenance	29,104	27,233	1,871	6.9%	14.3%
Property Insurance	10,202	10,982	(780)	(7.1)%	5.0%
Other	11,891	11,876	15	0.1%	5.9%

Total Same Property	$202,997	$195,735	$7,262	3.7%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended September 30,			Nine Months Ended September 30,
OPERATING DATA (a)	2014	2013		2014	2013
Property Revenues
Rental revenues	$4,783	$4,889		$13,960	$15,878
Other property revenues	670	655		1,919	2,273
Total property revenues	5,453	5,544		15,879	18,151

Property expenses
Property operating and maintenance	1,392	1,504		4,034	5,064
Real estate taxes	897	878		2,563	2,677
	2,289	2,382		6,597	7,741

Net Operating Income	3,164	3,162		9,282	10,410

Other expenses
Interest	924	1,027		2,801	3,360
Depreciation and amortization	1,348	1,399		4,030	4,319
Other (including debt prepayment penalties)	29	32		128	125
Total other expenses	2,301	2,458		6,959	7,804

Promoted equity interests	—	1,222		—	5,020
Gain on sale of properties, net	—	—		3,566	13,032

Equity in income of joint ventures	$863	$1,926		$5,889	$20,658

	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
BALANCE SHEET DATA(b)
Land	$104,101	$104,101	$104,101	$110,496	$113,473
Building & Improvements	676,126	673,204	669,943	695,290	722,921
	780,227	777,305	774,044	805,786	836,394
Accumulated Depreciation	(78,242)	(71,474)	(64,780)	(61,493)	(58,588)
Net operating real estate assets	701,985	705,831	709,264	744,293	777,806
Properties under development and land	31,139	25,426	19,299	25,999	35,562
Cash and other assets, net	14,788	13,033	10,685	19,882	13,226
Total assets	$747,912	$744,290	$739,248	$790,174	$826,594

Notes payable	$524,511	$519,864	$516,992	$530,701	$563,191
Other liabilities	26,639	23,102	18,571	29,856	28,498
Total liabilities	551,150	542,966	535,563	560,557	591,689

Member's equity	196,762	201,324	203,685	229,617	234,905
Total liabilities and members' equity	$747,912	$744,290	$739,248	$790,174	$826,594

Company's equity investment	$35,180	$36,167	$36,719	$42,155	$43,338

Camden's pro-rata share of debt	$104,902	$103,973	$103,399	$106,140	$112,638

PROPERTY DATA (end of period)
Total operating properties	21	21	21	22	24
Total operating apartment homes	7,012	7,012	7,012	7,270	7,870
Pro rata share of operating apartment homes	1,402	1,402	1,402	1,454	1,574
Total development properties	1	1	1	2	2
Total development apartment homes	266	266	266	566	566
Pro rata share of development apartment homes	53	53	53	113	113

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2014 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total	Total		Construction	Initial	Construction	Stabilized	As of 10/26/2014
		Homes	Budget	Cost		Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden NoMa	321	$110.0	$101.5		4Q11	4Q13	2Q14	1Q15	89%	87%
	Washington, DC

Total Completed Communities in Lease-Up		321	$110.0	$101.5						89%	87%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/26/2014
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden La Frontera	300	$36.0	$30.8	$17.0	2Q13	2Q14	1Q15	4Q15	32%	30%
	Round Rock, TX
2.	Camden Lamar Heights	314	47.0	43.1	30.4	2Q12	2Q14	4Q14	4Q15	26%	23%
	Austin, TX
3.	Camden Flatirons	424	78.0	70.4	46.2	3Q12	2Q14	1Q15	4Q16	24%	22%
	Denver, CO
4.	Camden Paces	379	110.0	87.0	70.9	4Q12	2Q14	2Q15	4Q16	13%	8%
	Atlanta, GA
5.	Camden Boca Raton	261	54.0	49.2	21.8	4Q12	3Q14	1Q15	3Q15	38%	31%
	Boca Raton, FL
6.	Camden Foothills	220	50.0	40.1	12.2	3Q13	3Q14	1Q15	3Q15	29%	24%
	Scottsdale, AZ
7.	Camden Hayden	234	48.0	31.8	31.8	3Q13	4Q14	2Q15	3Q15
	Tempe, AZ
8.	Camden Glendale	303	115.0	85.2	85.2	4Q12	1Q15	3Q15	1Q16
	Glendale, CA
9.	Camden Gallery	323	58.0	21.5	21.5	3Q13	2Q15	4Q15	3Q16
	Charlotte, NC
10.	Camden Chandler	380	75.0	24.9	24.9	1Q14	2Q15	2Q16	2Q17
	Chandler, AZ
11.	Camden Victory Park	423	82.0	26.4	26.4	4Q13	3Q15	1Q16	1Q18
	Dallas, TX
12.	The Camden	287	145.0	53.2	53.2	4Q13	2Q16	4Q16	2Q17
	Los Angeles, CA

Total Development Communities		3,848	$898.0	$563.6	$441.5					26%	22%

Additional Development Pipeline & Land (a)					134.8

Total Properties Under Development and Land (per Balance Sheet)					$576.3

NOI Contribution from Non-Stabilized Communities ($ in millions)								Cost to Date	3Q14 NOI
Completed Communities in Lease-Up								$101.5	$0.9
Development Communities in Lease-Up								320.6	0.5
Total Non-Stabilized Communities NOI Contribution								$422.1	$1.4

						Estimated/Actual Dates for
Joint Venture Development Communities		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations
UNDER CONSTRUCTION
1.	Camden Southline	266	$48.0	$29.0	$29.0	2Q13	1Q15	3Q15	4Q15
	Charlotte, NC

Total Joint Venture
Development Communities		266	$48.0	$29.0	$29.0

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF SEPTEMBER 30, 2014 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES (a)		Homes	Estimated Cost (b)	Cost to Date

1.	Camden McGowen Station	320	$82.0	$10.2
	Houston, TX
2.	Camden Lincoln Station	267	51.0	7.3
	Denver, CO
3.	Camden Conte (c)	519	170.0	17.2
	Houston, TX
4.	Camden Shady Grove	457	115.0	30.9
	Rockville, MD
5.	Camden Buckhead	336	80.0	20.5
	Atlanta, GA
6.	Camden NoMa II	405	124.0	21.3
	Washington, DC
7.	Camden Atlantic	286	62.0	12.6
	Plantation, FL

Development Pipeline		2,590	$684.0	$120.0

LAND HOLDINGS		Acreage		Cost to Date

	Las Vegas, NV	19.6		$4.2
	Other	4.8		10.6

Land Holdings		24.4		$14.8

Total Development Pipeline and Land				$134.8

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

(b) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.

(c) The development will be developed in two phases. The estimated units, estimated cost, and cost to date represent both phases.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2014 ACQUISITION/DISPOSITION ACTIVITY ($ in millions)

Acquisitions Subsequent to Quarter End		Location	Apartment Homes	Year Built	Closing Date
1.	Camden Fourth Ward	Atlanta, GA	276	2014	10/29/14

Total/Average Acquisitions		$62.6	276 Apartment Homes	2014

Land Dispositions		Location	Acres	Year Built	Closing Date
1.	Paces Land	Atlanta, GA	3.0	N/A	03/03/14
2.	Farmers Market Land	Dallas, TX	4.7	N/A	04/11/14
3.	Farmers Market Land	Dallas, TX	2.4	N/A	07/28/14
4.	Andrau Land	Houston, TX	19.2	N/A	08/19/14

Total/Average Land Dispositions		$23.7	29.3 Acres	N/A

Joint Venture Dispositions		Location	Apartment Homes	Year Built	Closing Date
1.	Camden Braun Station	San Antonio, TX	240	2006	02/12/14
2.	Camden Piney Point	Houston, TX	318	2004	02/27/14

Total/Average Joint Venture Dispositions		$65.6	558 Apartment Homes	2005
Pro Rata Joint Venture Dispositions		$13.1

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2014:

		Future Scheduled Repayments
Year (a)	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2014	$411	$—	$—	$411	—%	N/A
2015	1,821	—	250,000	251,821	9.2%	5.1%
2016	2,036	—	—	2,036	0.1%	N/A
2017	2,246	—	246,750	248,996	9.1%	5.7%
2018	2,439	175,000	—	177,439	6.4%	0.9%
Thereafter	69,139	644,107	1,350,000	2,063,246	75.2%	4.4%
Total Maturing Debt	$78,092	$819,107	$1,846,750	$2,743,949	100.0%	4.4%

Unsecured Line of Credit	$—	$—	$—	$—	—%	N/A
Other Short Term Borrowings	—	—	—	—	—%	N/A
Total Debt	$78,092	$819,107	$1,846,750	$2,743,949	100.0%	4.4%

Weighted Average Maturity of Debt		6.6 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$210,144	7.7%	1.0%	5.6 Years
Fixed rate debt	2,533,805	92.3%	4.6%	6.7 Years
Total	$2,743,949	100.0%	4.4%	6.6 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,837,621	67.0%	4.4%	6.7 Years
Secured debt	906,328	33.0%	4.2%	6.4 Years
Total	$2,743,949	100.0%	4.4%	6.6 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$696,184	76.8%	5.2%	6.6 Years
Conventional variable-rate mortgage debt	175,000	19.3%	0.9%	4.0 Years
Tax exempt variable rate debt	35,144	3.9%	1.3%	13.7 Years
Total	$906,328	100.0%	4.2%	6.4 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	3Q14 NOI	% of Total
Unencumbered real estate assets	44,362	78.0%	$5,931,245	79.4%	$101,188	75.3%
Encumbered real estate assets	12,512	22.0%	1,536,826	20.6%	33,235	24.7%
Total	56,874	100.0%	$7,468,071	100.0%	$134,423	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.2x

(a) Includes all available extension options.
(b) Real estate assets include communities under development and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2014 AND 2015:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Unsecured Maturities	Total
4Q 2014	$411	$—	$—	$411	N/A
2014	$411	$—	$—	$411	N/A

1Q 2015	$421	$—	$—	$421	N/A
2Q 2015	430	—	250,000	250,430	5.1%
3Q 2015	480	—	—	480	N/A
4Q 2015	490	—	—	490	N/A
2015	$1,821	$—	$250,000	$251,821	5.1%

(a) Includes all available extension options.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	31%	Yes

Secured Debt to Gross Asset Value	<	35%	10%	Yes

Consolidated EBITDA to Total Fixed Charges	>	150%	376%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	>	10.5%	21%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	36%	Yes

Total Secured Debt to Total Asset Value	<	40%	12%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	333%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	414%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF SEPTEMBER 30, 2014:

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (a)	Amortization	Secured Maturities	Total	% of Total
2014	$401	$—	$401	0.4%	N/A
2015	1,758	—	1,758	1.7%	N/A
2016	1,681	32,987	34,668	33.0%	3.3%
2017	1,060	29,097	30,157	28.7%	2.9%
2018	440	28,171	28,611	27.3%	4.2%
Thereafter	313	8,014	8,327	7.9%	4.4%
Total Maturing Debt	$5,653	$98,269	$103,922	99.1%	3.5%

Subscription lines of credit (b)	$—	$980	$980	0.9%	1.5%
Total Debt	$5,653	$99,249	$104,902	100.0%	3.5%

Weighted Average Maturity of Debt		2.9 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$28,356	27.0%	2.0%	2.4 Years
Fixed rate debt		76,546	73.0%	4.1%	3.0 Years
Total		$104,902	100.0%	3.5%	2.9 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$76,546	73.0%	4.1%	3.0 Years
Conventional variable-rate mortgage debt		19,650	18.7%	2.1%	2.2 Years
Variable-rate construction loans		7,726	7.4%	1.9%	3.4 Years
Subscription lines of credit		980	0.9%	1.5%	0.3 Years
Total		$104,902	100.0%	3.5%	2.9 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,012	$780,227
Properties under development and land		266	31,139
Total		7,278	$811,366

(a) Includes all available extension options.
(b) As of September 30, 2014 these borrowings were drawn under the subscription lines of credit with $8.8 million in total capacity. Camden has a 20% ownership interest in the borrowing entity.
(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2014 AND 2015:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	(a)	Amortization	Secured Maturities	Total
4Q 2014	(b)	$401	$980	$1,381	1.5%
2014		$401	$980	$1,381	N/A

1Q 2015		$422	$—	$422	N/A
2Q 2015		417	—	417	N/A
3Q 2015		454	—	454	N/A
4Q 2015		465	—	465	N/A
2015		$1,758	$—	$1,758	N/A

(a) Includes all available extension options.
(b) 4Q 2014 maturities includes subscription lines of credit with $980K (Camden's pro-rata share) outstanding as of September 30, 2014. The lines of credit have $8.8 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Third quarter 2014
	Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.4	years	$3,329	$63	$770	$15
Appliances	9.6	years	1,263	24	249	5
Painting	—		—	—	1,823	34
Cabinetry/Countertops	10.0	years	413	8	—	—
Other	9.2	years	1,787	34	496	9
Exteriors
Painting	5.0	years	1,761	33	—	—
Carpentry	10.0	years	281	5	—	—
Landscaping	5.9	years	601	11	2,652	50
Roofing	20.0	years	783	15	62	1
Site Drainage	10.0	years	406	8	—	—
Fencing/Stair	10.0	years	381	7	—	—
Other (b)	7.6	years	2,410	46	3,771	71
Common Areas
Mech., Elec., Plumbing	9.7	years	2,099	40	1,292	24
Parking/Paving	5.0	years	431	8	—	—
Pool/Exercise/Facility	7.9	years	2,129	40	443	8
Total			$18,074	$342	$11,558	$217
Weighted Average Apartment Homes				52,964		52,964

Revenue Enhancing Expenditures (c)	10.0	years	$14,602	$12,038
Revenue Enhanced Apartment Homes				1,213

	Year to date 2014
	Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.4	years	$7,767	$147	$1,917	$36
Appliances	9.6	years	2,951	56	658	12
Painting	—		—	—	4,472	85
Cabinetry/Countertops	10.0	years	1,080	20	—	—
Other	9.2	years	4,290	81	1,621	31
Exteriors
Painting	5.0	years	3,001	57	—	—
Carpentry	10.0	years	937	18	—	—
Landscaping	5.9	years	1,084	21	8,664	164
Roofing	20.0	years	2,746	52	188	4
Site Drainage	10.0	years	1,003	19	—	—
Fencing/Stair	10.0	years	835	16	—	—
Other (b)	7.6	years	5,677	107	9,867	187
Common Areas
Mech., Elec., Plumbing	9.7	years	5,230	99	3,369	64
Parking/Paving	5.0	years	841	16	—	—
Pool/Exercise/Facility	7.9	years	6,042	114	1,145	22
Total			$43,484	$823	$31,901	$605
Weighted Average Apartment Homes				52,778		52,778

Revenue Enhancing Expenditures (c)	10.0	years	$47,999	$11,334
Revenue Enhanced Apartment Homes				4,235

(a) Weighted average useful life of capitalized expenses for the three and nine months ended September 30, 2014.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Represents capital expenditures for the three and nine months ended September 30, 2014 spent on apartment unit renovation (primarily kitchens and baths) designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net income attributable to common shareholders	$38,283	$70,720	$113,591	$206,368
Real estate depreciation from continuing operations	58,039	53,040	170,606	154,954
Real estate depreciation from discontinued operations	—	1,503	—	5,056
Adjustments for unconsolidated joint ventures	1,340	1,395	3,980	4,316
Income allocated to units convertible into common shares	1,050	1,082	3,099	4,804
Gain on sale of unconsolidated joint venture properties	—	—	(3,566)	(13,032)
Gain on sale of discontinued operations, net of tax	—	(34,410)	—	(91,059)
Funds from operations - diluted	$98,712	$93,330	$287,710	$271,407

Weighted average number of common shares outstanding:
EPS diluted	89,353	88,716	89,052	88,429
FFO diluted	90,439	89,802	90,138	89,515

Total earnings per common share -- diluted	$0.43	$0.79	$1.28	$2.34
FFO per common share - diluted	$1.09	$1.04	$3.19	$3.03

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	4Q14	Range	2014	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.40	$0.44	$1.67	$1.71
Expected real estate depreciation	0.66	0.66	2.54	2.54
Expected adjustments for unconsolidated joint ventures	0.01	0.01	0.05	0.05
Expected income allocated to non-controlling interests	0.01	0.01	0.05	0.05
(Gain) on sale of unconsolidated joint venture property	—	—	(0.04)	(0.04)
Expected FFO per share - diluted	$1.08	$1.12	$4.27	$4.31

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Net income attributable to common shareholders	$38,283	$70,720	$113,591	$206,368
Less: Fee and asset management	(2,131)	(3,096)	(7,301)	(8,817)
Less: Interest and other income (loss)	(430)	(86)	(762)	(1,176)
Less: Income (loss) on deferred compensation plans	765	(2,315)	(1,934)	(5,212)
Plus: Property management	5,416	5,353	17,108	16,578
Plus: Fee and asset management	1,240	1,505	3,746	4,468
Plus: General and administrative	10,331	9,993	30,410	31,377
Plus: Interest	22,967	24,275	68,846	73,967
Plus: Depreciation and amortization	59,179	54,285	174,528	158,517
Plus: Amortization of deferred financing costs	836	875	2,493	2,689
Plus: Expense (benefit) on deferred compensation plans	(765)	2,315	1,934	5,212
Less: Gain on sale of land	(1,808)	—	(3,609)	(698)
Less: Impairment associated with land holdings	—	—	1,152	—
Less: Equity in income of joint ventures	(863)	(1,926)	(5,889)	(20,658)
Plus: Income tax expense	353	720	1,228	1,587
Less: Income from discontinued operations	—	(2,319)	—	(7,225)
Less: Gain on sale of discontinued operations, net of tax	—	(34,410)	—	(91,059)
Plus: Income allocated to non-controlling interests from continuing operations	1,050	1,029	3,099	2,894
Plus: Income, including gain on sale, allocated to non-controlling interests from discontinued operations	—	53	—	1,910
Net Operating Income (NOI)	$134,423	$126,971	$398,640	$370,722

"Same Property" Communities	$120,982	$116,201	$359,601	$341,988
Non-"Same Property" Communities	11,471	10,012	35,723	26,324
Development and Lease-Up Communities	1,416	—	1,599	—
Other	554	758	1,717	2,410
Net Operating Income (NOI)	$134,423	$126,971	$398,640	$370,722

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of discontinued operations, net of tax, and income (loss) allocated to non-controlling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Net income attributable to common shareholders	$38,283	$70,720	$113,591	$206,368
Plus: Interest	22,967	24,275	68,846	73,967
Plus: Amortization of deferred financing costs	836	875	2,493	2,689
Plus: Depreciation and amortization	59,179	54,285	174,528	158,517
Plus: Income allocated to non-controlling interests from continuing operations	1,050	1,029	3,099	2,894
Plus: Income, including gain on sale, allocated to non-controlling interests from discontinued operations	—	53	—	1,910
Plus: Income tax expense	353	720	1,228	1,587
Plus: Real estate depreciation from discontinued operations	—	1,503	—	5,056
Less: Gain on sale of land	(1,808)	—	(3,609)	(698)
Less: Impairment associated with land holdings	—	—	1,152	—
Less: Equity in income of joint ventures	(863)	(1,926)	(5,889)	(20,658)
Less: Gain on sale of discontinued operations, net of tax	—	(34,410)	—	(91,059)
EBITDA	$119,997	$117,124	$355,439	$340,573

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Stable
	Fitch	BBB+	Positive
	Standard & Poor's	BBB+	Stable

Estimated Future Dates:		Q4 '14	Q1 '15	Q2 '15	Q3 '15
Earnings release & conference call		Early Feb	Late Apr	Late July	Early Nov

Dividend Information - Common Shares:		Q1 '14	Q2 '14	Q3 '14
Declaration Date		1/30/2014	6/16/2014	9/15/2014
Record Date		3/31/2014	6/30/2014	9/30/2014
Payment Date		4/17/2014	7/17/2014	10/17/2014
Distributions Per Share		$0.66	$0.66	$0.66

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2014

(Unaudited)							3Q14 Avg
			Year Placed	Average	Apartment	3Q14 Avg	Monthly Rental Rates
Community Name	City	State	In Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	97%	$963	$1.23
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	1,049	0.98
Camden Montierra	Scottsdale	AZ	1999	1,071	249	95%	1,177	1.10
Camden Pecos Ranch	Chandler	AZ	2001	924	272	96%	917	0.99
Camden San Marcos	Scottsdale	AZ	1995	984	320	94%	1,063	1.08
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	1,060	1.02
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	96%	1,433	1.10
TOTAL ARIZONA	7	Properties		1,007	2,095	96%	1,069	1.06

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	1,779	1.76
Camden Harbor View	Long Beach	CA	2004	975	538	97%	2,125	2.18
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	1,927	1.91
Camden Martinique	Costa Mesa	CA	1986	794	714	96%	1,508	1.90
Camden Parkside	Fullerton	CA	1972	836	421	97%	1,341	1.60
Camden Sea Palms	Costa Mesa	CA	1990	891	138	98%	1,659	1.86
Total Los Angeles/Orange County	6	Properties		904	2,481	97%	1,712	1.89

Camden Landmark	Ontario	CA	2006	982	469	94%	1,376	1.40
Camden Old Creek	San Marcos	CA	2007	1,037	350	98%	1,724	1.66
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	94%	1,603	1.67
Camden Tuscany	San Diego	CA	2003	896	160	96%	2,233	2.49
Camden Vineyards	Murrieta	CA	2002	1,053	264	97%	1,295	1.23
Total San Diego/Inland Empire	5	Properties		991	1,665	95%	1,576	1.59

TOTAL CALIFORNIA	11	Properties		939	4,146	96%	1,658	1.76

Camden Belleview Station	Denver	CO	2009	888	270	97%	1,254	1.42
Camden Caley	Englewood	CO	2000	925	218	95%	1,190	1.29
Camden Denver West	Golden	CO	1997	1,015	320	98%	1,377	1.36
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	95%	1,430	1.25
Camden Interlocken	Broomfield	CO	1999	1,010	340	97%	1,336	1.32
Camden Lakeway	Littleton	CO	1997	932	451	97%	1,195	1.28
TOTAL COLORADO	6	Properties		991	1,941	96%	1,299	1.31

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	96%	1,528	1.44
Camden Clearbrook	Frederick	MD	2007	1,048	297	97%	1,389	1.32
Camden College Park	College Park	MD	2008	942	508	96%	1,580	1.68
Camden Dulles Station	Oak Hill	VA	2009	978	382	96%	1,627	1.66
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,693	1.60
Camden Fairfax Corner	Fairfax	VA	2006	934	489	96%	1,746	1.87
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	1,735	1.74
Camden Grand Parc	Washington	DC	2002	674	105	97%	2,418	3.60
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,463	1.46
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	96%	1,598	1.56
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,528	1.78
Camden NoMa (1)	Washington	DC	2014	770	321	Lease-up	2,262	2.94
Camden Potomac Yard	Arlington	VA	2008	835	378	99%	2,035	2.44
Camden Roosevelt	Washington	DC	2003	856	198	97%	2,546	2.97
Camden Russett	Laurel	MD	2000	992	426	95%	1,426	1.44
Camden Silo Creek	Ashburn	VA	2004	975	284	98%	1,477	1.51
Camden South Capitol (2)	Washington	DC	2013	821	276	96%	2,184	2.66
Camden Summerfield	Landover	MD	2008	957	291	95%	1,602	1.68
Camden Summerfield II	Landover	MD	2012	936	187	95%	1,597	1.71
TOTAL DC METRO	19	Properties		946	6,405	96%	1,704	1.80

Camden Aventura	Aventura	FL	1995	1,108	379	97%	1,787	1.61
Camden Brickell	Miami	FL	2003	937	405	97%	1,883	2.01
Camden Doral	Miami	FL	1999	1,120	260	96%	1,674	1.49
Camden Doral Villas	Miami	FL	2000	1,253	232	96%	1,797	1.43
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	95%	1,948	1.87
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,439	1.20
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	98%	1,461	1.31
Total Southeast Florida	7	Properties		1,103	2,520	97%	1,708	1.55

Camden Club	Longwood	FL	1986	1,077	436	96%	956	0.89
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	97%	1,116	1.04
Camden Lago Vista	Orlando	FL	2005	955	366	96%	979	1.02
Camden LaVina	Orlando	FL	2012	970	420	96%	1,088	1.12
Camden Lee Vista	Orlando	FL	2000	937	492	98%	946	1.01
Camden Orange Court	Orlando	FL	2008	817	268	97%	1,181	1.45
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	95%	879	0.98
Camden Town Square	Orlando	FL	2012	986	438	96%	1,153	1.17
Camden Waterford Lakes (2)	Orlando	FL	2013	971	300	99%	1,190	1.23
Camden World Gateway	Orlando	FL	2000	979	408	95%	1,051	1.07
Total Orlando	10	Properties		965	3,976	96%	$1,035	$1.07

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2014

							3Q14 Avg
			Year Placed	Average	Apartment	3Q14 Avg	Monthly Rental Rates
Community Name	City	State	In Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	96%	$949	$1.01
Camden Bayside	Tampa	FL	1987/1989	748	832	95%	846	1.13
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	95%	796	1.09
Camden Lakeside	Brandon	FL	1986	729	228	95%	796	1.09
Camden Montague	Tampa	FL	2012	975	192	97%	1,146	1.18
Camden Preserve	Tampa	FL	1996	942	276	95%	1,162	1.23
Camden Providence Lakes	Brandon	FL	1996	1,024	260	97%	939	0.92
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	999	0.98
Camden Visconti (2)	Tampa	FL	2007	1,125	450	97%	1,165	1.04
Camden Westchase Park	Tampa	FL	2012	993	348	97%	1,248	1.26
Camden Westshore	Tampa	FL	1986	728	278	96%	926	1.27
Camden Woods	Tampa	FL	1986	1,223	444	97%	930	0.76
Total Tampa/St. Petersburg	12	Properties		916	5,108	96%	963	1.05

TOTAL FLORIDA	29	Properties		973	11,604	96%	1,149	1.18

Camden Brookwood	Atlanta	GA	2002	912	359	96%	1,182	1.29
Camden Creekstone	Atlanta	GA	2002	990	223	97%	1,071	1.08
Camden Deerfield	Alpharetta	GA	2000	1,187	292	96%	1,169	0.99
Camden Dunwoody	Atlanta	GA	1997	1,007	324	95%	1,109	1.10
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,225	1.31
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	98%	1,100	1.07
Camden Phipps (2)	Atlanta	GA	1996	1,018	234	97%	1,430	1.41
Camden River	Duluth	GA	1997	1,103	352	97%	1,011	0.92
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	97%	1,034	0.91
Camden St. Clair	Atlanta	GA	1997	999	336	95%	1,141	1.14
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	820	0.81
Camden Vantage	Atlanta	GA	2010	901	592	95%	1,173	1.30
TOTAL GEORGIA	12	Properties		1,008	3,943	96%	1,122	1.11

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	95%	737	0.78
Camden Breeze	Las Vegas	NV	1989	846	320	95%	745	0.88
Camden Canyon	Las Vegas	NV	1995	987	200	97%	895	0.91
Camden Commons	Henderson	NV	1988	936	376	95%	781	0.83
Camden Cove	Las Vegas	NV	1990	898	124	95%	754	0.84
Camden Del Mar	Las Vegas	NV	1995	986	560	97%	953	0.97
Camden Fairways	Henderson	NV	1989	896	320	97%	901	1.01
Camden Hills	Las Vegas	NV	1991	439	184	95%	515	1.17
Camden Legends	Henderson	NV	1994	792	113	96%	839	1.06
Camden Palisades	Las Vegas	NV	1991	905	624	96%	745	0.82
Camden Pines	Las Vegas	NV	1997	982	315	96%	823	0.84
Camden Pointe	Las Vegas	NV	1996	983	252	96%	761	0.77
Camden Summit	Henderson	NV	1995	1,187	234	96%	1,111	0.94
Camden Tiara	Las Vegas	NV	1996	1,043	400	96%	878	0.84
Camden Vintage	Las Vegas	NV	1994	978	368	96%	713	0.73
TOTAL NEVADA	15	Properties		938	4,918	96%	812	0.87

Camden Ballantyne	Charlotte	NC	1998	1,045	400	98%	1,171	1.12
Camden Cotton Mills	Charlotte	NC	2002	905	180	98%	1,406	1.55
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,372	1.60
Camden Fairview	Charlotte	NC	1983	1,036	135	99%	1,070	1.03
Camden Foxcroft	Charlotte	NC	1979	940	156	98%	921	0.98
Camden Grandview	Charlotte	NC	2000	1,057	266	98%	1,540	1.45
Camden Pinehurst	Charlotte	NC	1967	1,147	407	98%	914	0.80
Camden Sedgebrook	Charlotte	NC	1999	972	368	98%	1,018	1.05
Camden Simsbury	Charlotte	NC	1985	874	100	98%	1,058	1.21
Camden South End Square	Charlotte	NC	2003	882	299	98%	1,290	1.46
Camden Stonecrest	Charlotte	NC	2001	1,098	306	97%	1,184	1.08
Camden Touchstone	Charlotte	NC	1986	899	132	98%	891	0.99
Total Charlotte	12	Properties		1,003	2,894	98%	1,153	1.15

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	98%	1,052	1.04
Camden Crest	Raleigh	NC	2001	1.013	438	96%	897	0.89
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	95%	937	0.90
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	950	0.89
Camden Manor Park	Raleigh	NC	2006	966	484	97%	966	1.00
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	1,095	1.03
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	825	0.85
Camden Westwood	Morrisville	NC	1999	1,027	354	95%	898	0.87
Total Raleigh	8	Properties		1,016	3,054	96%	948	0.93

TOTAL NORTH CAROLINA	20	Properties		1,010	5,948	97%	$1,047	$1.04

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2014

							3Q14 Avg
			Year Placed	Average	Apartment	3Q14 Avg	Monthly Rental Rates
Community Name	City	State	In Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Amber Oaks (2)	Austin	TX	2009	862	348	97%	$961	$1.11
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	97%	1,045	1.15
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	97%	991	1.12
Camden Cedar Hills	Austin	TX	2008	911	208	97%	1,112	1.22
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,276	1.34
Camden Huntingdon	Austin	TX	1995	903	398	96%	951	1.05
Camden Ridgecrest	Austin	TX	1995	855	284	96%	855	1.00
Camden Shadow Brook (2)	Austin	TX	2009	909	496	96%	1,015	1.12
Camden Stoneleigh	Austin	TX	2001	908	390	96%	1,126	1.24
Total Austin	9	Properties		901	3,030	96%	1,040	1.15

Camden Breakers	Corpus Christi	TX	1996	868	288	97%	1,162	1.34
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	96%	869	1.12
Camden Miramar (3)	Corpus Christi	TX	1994-2014	494	1,005	50%	1,115	2.26
Camden South Bay (2)	Corpus Christi	TX	2007	1,055	270	95%	1,239	1.17
Total Corpus Christi	4	Properties		687	1,907	96%	1,095	1.76

Camden Addison	Addison	TX	1996	942	456	95%	987	1.05
Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,332	1.41
Camden Buckingham	Richardson	TX	1997	919	464	95%	1,025	1.12
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	969	1.06
Camden Cimarron	Irving	TX	1992	772	286	95%	983	1.27
Camden Design District (2)	Dallas	TX	2009	939	355	96%	1,273	1.36
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,134	1.22
Camden Glen Lakes	Dallas	TX	1979	877	424	96%	936	1.07
Camden Henderson	Dallas	TX	2012	967	106	95%	1,462	1.51
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,038	1.25
Camden Legacy Park	Plano	TX	1996	871	276	96%	1,064	1.22
Camden Panther Creek (2)	Frisco	TX	2009	946	295	97%	1,081	1.14
Camden Riverwalk (2)	Grapevine	TX	2008	982	600	95%	1,284	1.31
Camden Valley Park	Irving	TX	1986	743	516	97%	903	1.21
Total Dallas/Ft. Worth	14	Properties		902	5,667	96%	1,099	1.22

Camden City Centre	Houston	TX	2007	932	379	96%	1,637	1.76
Camden City Centre II	Houston	TX	2013	868	268	96%	1,701	1.96
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	96%	1,234	1.24
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	96%	1,250	1.16
Camden Grand Harbor (2)	Katy	TX	2008	959	300	96%	1,165	1.21
Camden Greenway	Houston	TX	1999	861	756	96%	1,389	1.61
Camden Heights (2)	Houston	TX	2004	927	352	97%	1,532	1.65
Camden Holly Springs	Houston	TX	1999	934	548	95%	1,215	1.30
Camden Midtown	Houston	TX	1999	844	337	96%	1,710	2.03
Camden Northpointe (2)	Tomball	TX	2008	940	384	97%	1,052	1.12
Camden Oak Crest	Houston	TX	2003	870	364	97%	1,071	1.23
Camden Park	Houston	TX	1995	866	288	96%	1,029	1.19
Camden Plaza	Houston	TX	2007	915	271	97%	1,552	1.70
Camden Post Oak	Houston	TX	2003	1,200	356	92%	2,662	2.22
Camden Royal Oaks	Houston	TX	2006	923	236	99%	1,231	1.33
Camden Royal Oaks II	Houston	TX	2012	1,054	104	99%	1,426	1.35
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	97%	1,170	1.08
Camden Stonebridge	Houston	TX	1993	845	204	96%	1,051	1.24
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,073	1.16
Camden Travis Street	Houston	TX	2010	819	253	97%	1,617	1.97
Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,422	1.65
Camden Whispering Oaks	Houston	TX	2008	934	274	97%	1,231	1.31
Camden Woodson Park (2)	Houston	TX	2008	916	248	98%	1,076	1.18
Camden Yorktown (2)	Houston	TX	2008	995	306	97%	1,142	1.15
Total Houston	24	Properties		930	8,434	96%	1,369	1.47

TOTAL TEXAS	51	Properties		894	19,038	96%	1,207	1.35

TOTAL PROPERTIES	170	Properties		948	60,038	96%	$1,225	$1.29

(1) Completed communities in lease-up as of September 30, 2014 are excluded from total occupancy numbers.
(2) Communities owned through investment in joint venture.
(3) Miramar is a student housing community which is excluded from total occupancy numbers.